Exhibit 99.1

June 19, 2014 10:31 UTC

Euronext IPO priced at €20 per Share

ATLANTA—(BUSINESS WIRE)—Intercontinental Exchange (NYSE: ICE), the leading global network of exchanges and clearing houses, announced today the pricing of the initial public offering (IPO) of the ordinary shares (the Shares) of Euronext N.V. (Euronext or the Company), the pan-European exchange group.

Euronext’s ordinary shares will be listed and admitted to trading under the symbol “ENX” on Euronext Paris, Euronext Amsterdam and Euronext Brussels as of June 20, 2014 (on an “as-if-and-when-delivered” basis). Euronext also intends to list on Euronext Lisbon after the IPO.

Highlights

•	IPO price set at €20 per Share.

•	All of the 42,248,881 offered Shares were sold in the IPO, representing 60.36% of the total issued ordinary share capital of the Company.

•	Listing and first trading in the Shares (on an “as-if-and-when-delivered” basis) on the regulated markets of Euronext in Paris, Amsterdam and Brussels under the symbol “ENX” are expected to commence on June 20, 2014.

•	Euronext intends to list on Euronext Lisbon after the IPO and before the fourth quarter of 2014.

Retail Offering and Institutional Offering

•	40,852,883 Shares have been allocated to the institutional offering (€817 million or 96.7% of the offered Shares) and 1,395,998 Shares have been allocated to the retail offering (€27.9 million or 3.3% of the offered Shares).

•	ICE has granted the joint global coordinators an over-allotment option of up to 4,210,823 additional Shares, which can be exercised to cover short positions resulting from any over-allotments made in connection with the IPO or stabilisation transactions. If the over-allotment option is exercised in full, the IPO will represent 66.37% of the total issued ordinary share capital of Euronext, and ICE will no longer hold any shares in Euronext.

Reference Shareholders

A group of institutional investors (the Reference Shareholders) acquired on June 13, 2014 an aggregate of 33.36% of the Shares at a 4% discount to the IPO price for a price of €19.20 per Share.

Employee Offering

In addition, the Company sold 188,296 ordinary shares at €16 per ordinary share, a 20% discount to the IPO price, to its eligible employees and those of its majority-owned direct and indirect subsidiaries in Belgium, France, the Netherlands, Portugal and the United Kingdom.

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is the leading network of regulated exchanges and clearing houses for financial and commodity markets. ICE delivers transparent, reliable and accessible data, technology and risk management services to markets around the world through its portfolio of exchanges, including the New York Stock Exchange, ICE Futures, LIFFE and Euronext.

Trademarks of ICE and/or its affiliates include IntercontinentalExchange, ICE, ICE block design, NYSE Euronext, NYSE, New York Stock Exchange, LIFFE and Euronext. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at https://www.theice.com/terms.jhtml and http://www.nyx.com/terms-use.

Disclaimer

This document is an announcement and not a prospectus for the purposes of applicable measures implementing Directive 2003/71/EC (and amendments thereto, including European Directive 2010/73/EU, to the extent implemented in the relevant Member State (the “Prospectus Directive”)), and as such does not constitute an offer to sell or the solicitation of an offer to purchase securities. A prospectus prepared pursuant to the Prospectus Directive was approved by the AFM on 6 June 2014 and is available on the AFM’s website (www.afm.nl) and on the Company’s website (www.euronext.com/ipo). Any offer of securities to the public that may be deemed to be made pursuant to this communication in any Member State (other than Belgium, France, the Netherlands and Portugal) that has implemented the Prospectus Directive (together with any applicable implementing measures in any Member State) is addressed solely to qualified investors (within the meaning of Article 2(1)(e) of the Prospectus Directive) in that Member State.

This announcement does not constitute or form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for any shares or any other securities, nor shall it (or any part of it) or the fact of its distribution form the basis of, or be relied on in connection with, any contract therefor. The IPO and the distribution of this announcement and other information in connection with the IPO in certain jurisdictions may be restricted by law and persons into whose possession this announcement or any document or other information referred to herein comes should inform themselves about, and observe, any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction.

This communication is directed only at (i) persons who are outside the United Kingdom or (ii) persons who have professional experience in matters relating to investments falling within Article 19(1) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) and (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2) of the Order (all such persons together being referred to as “relevant persons”). Any investment activity to which this communication relates will only be available to and will only be engaged in with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Neither this announcement, nor any copy of it may be taken, transmitted or distributed, directly or indirectly, into Canada, Australia or Japan or to any persons in any of those jurisdictions or any other jurisdictions where to do so would constitute a violation of the relevant laws of such jurisdiction. The securities referred to herein have not been and will not be qualified under the applicable securities laws of Canada or Japan and, subject to certain exceptions, may not be offered or sold within Canada, Australia or Japan or to any national, resident or citizen of Canada, Australia or Japan.

This announcement does not constitute an offer for sale of, or a solicitation of an offer to purchase or subscribe for, any securities in the United States. No securities of the Company have been, or will be, registered under the Securities Act, and the securities referred to herein may not be offered or sold in the United States absent an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable securities laws of any state or other jurisdiction of the United States. There will be no public offering of the securities in the United States.

This announcement does not constitute a recommendation concerning the IPO or the ordinary shares of the Company. The price and value of securities can go down as well as up. Past performance is not a guide to future performance. Information in this announcement or any of the documents relating to the IPO cannot be relied upon as a guide to future performance. Potential investors should consult a professional advisor as to the suitability of the IPO for the person concerned.

Forward-Looking Statements

This announcement may include forward-looking statements, which are based on the Company’s current expectations and projections about future events and speak only as of the date hereof. By their nature, forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors because they relate to events and depend on circumstances that will occur in the future whether or not outside the control of the Company. Such factors may cause actual results, performance or developments to differ materially from those expressed or implied by such forward-looking statements. Accordingly, no undue reliance should be placed on any forward-looking statements. The Company operates in a rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor to assess the impact that these factors will have on the Company. Important factors that could cause actual results to differ materially from those indicated by such forward looking statements include, without limitation, the following: (i) risks related to the establishment of the Company as an independent and publicly-traded company; (ii) the Company’s dependence on trading volumes; (iii) the impact of current and future legislation and regulatory changes; (iv) the Company’s competitive environment; (v) global economic conditions and economic conditions in Europe in particular; (vi) the concentration of the Company’s business in Europe; (vii) the Company’s ability to keep up with rapid technological change; (viii) the Company’s dependence on third parties to provide certain products and services; (ix) the risk of insufficient systems capacity and system failures and the vulnerability of the Company’s networks to security risks; (x) failure to protect the Company’s intellectual property rights or infringements of those of third parties; (xi) the impact of litigation; and (xii) strategic transactions that the Company undertakes may fail to deliver anticipated benefits. Forward-looking statements speak only as at the date at which they are made and the Company undertakes no obligation to update these forward-looking statements. The proposed IPO of the Company is subject to market conditions and there can be no assurance that the proposed IPO of the Company will be completed. The Company’s expectations in relation to dividends and distributable reserves are subject to numerous risks and uncertainties, which may be beyond its control.

Each of Intercontinental Exchange, Inc. and Euronext N.V. expressly disclaims any obligation or undertaking to update, review or revise any forward-looking statements contained in this announcement to reflect any change in its expectations or any change in events, conditions or circumstances on which such statements are based unless required to do so by applicable law.

SOURCE: IntercontinentalExchange

ICE-CORP

Contacts

Euronext
Media enquiries
Caroline Nico
Press@euronext.com
+33 1 49 27 10 74
or
Head of Investor Relations
Stéphanie Bia
sbia@nyx.com
+ 33 1 49 27 12 68
or
Brunswick Group
euronext@brunswickgroup.com
or
Brunswick UK
Gill Ackers/Brian Buckley
+44 20 7404 5959
or
Brunswick France
Jerome Biscay/Benoit Grange
+33 1 53 96 8383
or
Brunswick Belgium/Netherlands
Philippe Blanchard/Dirk Delmartino
+32 22 35 6510
or
Brunswick Portugal
Maria Joao Paixao
+44 20 7404 5959
or
ICE Media Contacts
Claire Miller
+44 20 7065 7745
claire.miller@theice.com
or
Brookly McLaughlin
+1 312 836 6728
brookly.mclaughlin@theice.com
or
ICE Investor Contact
Kelly Loeffler, SVP, Corp. Comm, Marketing and Investor Relations.
+1 770 857 4726
kelly.loeffler@theice.com

Source: Intercontinental Exchange

View this news release online at:
http://www.businesswire.com/news/home/20140619000000/en